SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933, including any Post-Effective Amendments made to convert the managed separate account into a unit investment trust, and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Scott M. Davis
Scott M. Davis

Dated: August 31, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Terrence J. Mullen, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933, including any Post-Effective Amendments made to convert the managed separate account into a unit investment trust,  and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Terrence J. Mullen
Terrence J. Mullen

Dated: August 31, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

POWER OF ATTORNEY

I, Stephen L. Deschenes, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Michael S. Bloom, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 33-19628) under the Securities Act of 1933, including any Post-Effective Amendments made to convert the managed separate account into a unit investment trust,  and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

/s/ Stephen L. Deschenes
Stephen L. Deschenes

Dated: August 31, 2011

POWER OF ATTORNEY

Capital Appreciation Variable Account
Global Governments Variable Account
Government Securities Variable Account
High Yield Variable Account
Money Market Variable Account
Total Return Variable Account

The undersigned, Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the “Registrant”), hereby severally constitute and appoint Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 (including any Registration Statement or amendment to restructure the Registrant from a managed separate account to a unit investment trust) granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

139006

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of September, 2011.

Signatures	Title(s)

J. KERMIT BIRCHFIELD	Trustee
J. Kermit Birchfield

ROBERT C. BISHOP	Trustee
Robert C. Bishop

FREDERICK H. DULLES	Trustee
Frederick H. Dulles

DAVID D. HORN	Trustee
David D. Horn

MARCIA A. KEAN	Trustee
Marcia A. Kean

RONALD G. STEINHART	Trustee
Ronald G. Steinhart

______________________	Trustee
Haviland Wright

139006

POWER OF ATTORNEY

Capital Appreciation Variable Account
Global Governments Variable Account
Government Securities Variable Account
High Yield Variable Account
Money Market Variable Account
Total Return Variable Account

The undersigned, officers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account (each, the “Registrant”), hereby severally constitutes and appoints Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, Susan A. Pereira and Mark N. Polebaum, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 (including any Registration Statement or amendment to restructure the Registrant from a managed separate account to a unit investment trust) granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

139006

IN WITNESS WHEREOF, the undersigned have hereunto set their hand as of the 9th day of September, 2011.

Signatures	Title(s)

MARIA F. DIORIODWYER	President (Principal Executive Officer)
Maria F. DiOrioDwyer

JOHN M. CORCORAN	Principal Financial and Accounting Officer
John M. Corcoran

139006